UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

HSBC Investor Funds
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

HSBC Investor Funds

HSBC Investor Limited
Maturity Fund
HSBC Investor Bond Fund
HSBC Investor New York Tax-
Free Bond Fund
HSBC Investor Growth Fund
HSBC Investor Growth &
Income Fund
HSBC Investor Mid-Cap Fund
HSBC Investor Overseas
Equity Fund
HSBC Investor Opportunity
Fund	HSBC Investor Value Fund
HSBC Investor Money Market
Fund
HSBC Investor U.S.
Government Money Market
Fund
HSBC Investor Tax-Free
Money Market Fund
HSBC Investor New York Tax-
Free Money Market Fund
HSBC Investor U.S. Treasury
Money Market Fund
HSBC Investor California Tax-
Free Money Market Fund

HSBC Advisor Funds Trust

HSBC Investor Fixed Income Fund
HSBC Investor International Equity Fund
HSBC Investor Small Cap Equity Fund

HSBC Investor Portfolios

HSBC Investor Limited Maturity Portfolio
HSBC Investor Fixed Income Portfolio
HSBC Investor Growth Portfolio
HSBC Investor International Equity Portfolio
HSBC Investor Small Cap Equity Portfolio
HSBC Investor Value Portfolio

(HSBC Investor Funds, HSBC Advisor Funds Trust and
HSBC Investor Portfolios, each, a “Trust,”and collectively,
the “Trusts,”and each of their series, each, a “Fund”and
collectively, the “Funds”)

3435 Stelzer Road
Columbus, Ohio 43219-3035

February 7, 2005

Dear Shareholder:

On behalf of the Boards of Trustees (collectively, the “Boards”) of the Trusts, I invite you to a joint special meeting of shareholders of the Trusts scheduled for March 4, 2005, at the offices of BISYS Fund Services, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, at 10:00 a.m., Eastern Time (the “Special Meeting”).

The purpose of the Special Meeting is to ask shareholders to consider the following proposal: (1) to elect the following seven nominees as the Boards of Trustees for the Trusts: Stephen J. Baker, Richard A. Brealey, Frederick C. Chen, Alan S. Parsow, Thomas F. Robards, Larry M. Robbins and Michael Seely; and (2) to transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

We strongly invite your participation by asking you to review these materials and complete and return your Proxy Card as soon as possible.

Detailed information about the proposal is contained in the enclosed materials. Your vote is important to us regardless of the number of shares you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received no later than the time of the Special Meeting on March 4, 2005. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED. To cast your vote simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope. In addition to voting by mail you may also vote by either telephone or via the Internet.

PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. BY VOTING AS SOON AS POSSIBLE YOU SAVE THE TRUSTS THE TROUBLE AND EXPENSE OF FURTHER SOLICITING YOUR VOTE.

NOTE: You may receive more than one set of proxy solicitation materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each account or Fund by utilizing one of the methods described on the Proxy Card or by signing and dating each Proxy Card and enclosing it in the postage-paid envelope provided for each Proxy Card.

If you have any questions after considering the enclosed materials, please call 1-800-782-8183.

Sincerely,

Richard A. Fabietti
President
HSBC Investor Funds
HSBC Advisor Funds Trust
HSBC Investor Portfolios

HSBC Investor Funds

HSBC Investor Limited
Maturity Fund
HSBC Investor Bond Fund
HSBC Investor New York Tax-
Free Bond Fund
HSBC Investor Growth Fund
HSBC Investor Growth &
Income Fund
HSBC Investor Mid-Cap Fund
HSBC Investor Overseas
Equity Fund
HSBC Investor Opportunity
Fund	HSBC Investor Value Fund
HSBC Investor Money Market
Fund
HSBC Investor U.S.
Government Money Market
Fund
HSBC Investor Tax-Free
Money Market Fund
HSBC Investor New York Tax-
Free Money Market Fund
HSBC Investor U.S. Treasury
Money Market Fund
HSBC Investor California Tax-
Free Money Market Fund

HSBC Advisor Funds Trust

HSBC Investor Fixed Income Fund
HSBC Investor International Equity Fund
HSBC Investor Small Cap Equity Fund

HSBC Investor Portfolios

HSBC Investor Limited Maturity Portfolio
HSBC Investor Fixed Income Portfolio
HSBC Investor Growth Portfolio
HSBC Investor International Equity Portfolio
HSBC Investor Small Cap Equity Portfolio
HSBC Investor Value Portfolio

3435 Stelzer Road
Columbus, Ohio 43219-3035

NOTICE OF JOINT SPECIAL MEETING OF
SHAREHOLDERS
TO BE HELD MARCH 4, 2005

To the Shareholders:

The HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios (each a “Trust”and collectively, the “Trusts”), on behalf of each of its separate series named above (each a “Fund”and collectively, the “Funds”), will hold a joint special meeting of its shareholders (the “Special Meeting”) on March 4, 2005, at the offices of BISYS Fund Services, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 10:00 a.m., Eastern Standard Time, for the following purpose:

1.	To elect the Boards of Trustees of the Trusts; and
2.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Special Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of any Fund listed above at the close of business on January 21, 2005 (the “Record Date”).

Whether or not you plan to attend the Special Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or via the Internet, as provided on your proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.
By Order of the Boards of Trustees

Alaina Metz Assistant Secretary HSBC Investor Funds HSBC Advisor Funds Trust HSBC Investor Portfolios

February 7, 2005

HSBC Investor Funds

HSBC Investor Limited
Maturity Fund
HSBC Investor Bond Fund
HSBC Investor New York Tax-
Free Bond Fund
HSBC Investor Growth Fund
HSBC Investor Growth &
Income Fund
HSBC Investor Mid-Cap Fund
HSBC Investor Overseas
Equity Fund
HSBC Investor Opportunity
Fund	HSBC Investor Value Fund
HSBC Investor Money Market
Fund
HSBC Investor U.S.
Government Money Market
Fund
HSBC Investor Tax-Free
Money Market Fund
HSBC Investor New York Tax-
Free Money Market Fund
HSBC Investor U.S. Treasury
Money Market Fund
HSBC Investor California Tax-
Free Money Market Fund

HSBC Advisor Funds Trust

HSBC Investor Fixed Income Fund
HSBC Investor International Equity Fund
HSBC Investor Small Cap Equity Fund

HSBC Investor Portfolios

HSBC Investor Limited Maturity Portfolio
HSBC Investor Fixed Income Portfolio
HSBC Investor Growth Portfolio
HSBC Investor International Equity Portfolio
HSBC Investor Small Cap Equity Portfolio
HSBC Investor Value Portfolio

3435 Stelzer Road
Columbus, Ohio 43219-3035

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 4, 2005

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARDS OF TRUSTEES (collectively, the “BOARDS”) OF HSBC INVESTOR FUNDS, HSBC ADVISOR FUNDS TRUST AND HSBC INVESTOR PORTFOLIOS (each a “Trust”and collectively, the “Trusts”), on behalf of each of its series named above (each a “Fund”and collectively, the “Funds”), to be voted at a Special Meeting of Shareholders to be held on March 4, 2005, at the offices of BISYS Fund Services, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, at 10:00 a.m., Eastern Standard Time, for the purpose set forth below and described in greater detail in this Proxy Statement. The meeting and any adjournment(s) or postponement(s) of the meeting is referred to in this Proxy Statement as the “Special Meeting.”

Proposal	Funds Affected

Election of Boards of Trustees of the Trusts	All Funds

You are entitled to vote at the Special Meeting and any adjournment(s) or postponement(s) if you owned shares of any Fund at the close of business on January 21, 2005 (“Record Date”). The date of the first mailing of the Proxy Cards and this Proxy Statement to shareholders will be on or about February 7, 2005.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Special Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the proposal. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the relevant Trust a subsequently dated Proxy Card, (2) deliver to the relevant Trust a written notice of revocation, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

The presence in person or by proxy of the holders of record of a majority of the total shares outstanding of each of the HSBC Investor Funds and the HSBC Advisor Funds Trust on the Record Date shall constitute a quorum at the Special Meeting for purposes of the proposal. The presence in person or by proxy of the holders of record of one-third (1⁄3) of the total shares outstanding of the HSBC Investor Portfolios on the Record Date shall constitute a quorum at the Special Meeting for purposes of the proposal.

If a shareholder wishes to participate in the Special Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still submit the Proxy Card included with this Proxy Statement or attend the Special Meeting in person.

The most recent annual report of each Trust, including financial statements, for the fiscal year ended October 31, 2004 has been mailed previously to shareholders. If you would like to receive additional copies of this shareholder report free of charge, or copies of any subsequent shareholder report, please contact the relevant Trust by writing to the address set forth on the first page of this Proxy Statement or by calling 1-800-782-8183. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

PROPOSAL 1—All Funds
ELECTION OF TRUSTEES

What are shareholders being asked to approve?

The purpose of this proposal is to elect Boards of Trustees (the “Boards”). It is intended that the enclosed Proxy Card will be voted for the election as Trustees of the Trusts of the seven (7) nominees listed below (each a “Nominee”and collectively, the “Nominees”). The five (5) Nominees whose names are preceded by an asterisk (*) are currently Trustees of the Trusts, and each such incumbent Trustee has served in that capacity since originally elected or appointed. The remaining two (2) Nominees are currently members of the Trusts' Advisory Board.

Who are the Nominees to the Board?

Information about the Nominees, including their addresses, date of birth and principal occupations during the past five years, and other current directorships of publicly traded companies or funds, is set forth in the table below. Each Nominee has agreed to serve on the Boards if elected by shareholders. A Nominee is deemed to be “independent”to the extent the Trustee is not an “interested person”of the Trusts, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) (an “Independent Trustee”). All Nominees whose names are preceded by an asterisk (*) are currently Trustees of the Trust, and each such incumbent Trustee has served in that capacity since originally elected or appointed. Each of the non-incumbent Nominees was recommended to the Nominating and Corporate Governance Committee of the Board by the Independent Trustees of the Trust.

Name, Address, and Date of Birth	Position(s) with the Trusts, Term of Office(2), and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee(3)	Other Directorships Held by Nominee

Independent Nominees

Richard A. Brealey June 9, 1936(1)	Nominee; Advisory Board Member (January 1, 2005- present)	Professor of Finance, London Business School (July 1974-present); Special Advisor to the Governor of the Bank of England (1998-2001); Deputy Chairman, Balancing and Settlement Code Panel (August 2000-present) (overview of G.B. electricity auctions).	30	None

*Frederick C. Chen April 22, 1927(1)	Trustee, indefinite, 1990-present	Management Consultant (1/88 to present)	30	None

*Alan S. Parsow January 16, 1950(1)	Trustee, indefinite, 1987-present	General Partner of Elkhorn Partners, L.P. (1989-present)	30	None

Thomas F. Robards (June 10, 1946)(1)	Nominee; Advisory Board Member (November 1, 2004-present)	Chief Financial Officer, American Museum of Natural History (2003-2004); Chief Financial Officer, Datek Online Holding Corp. (2000-2002); Chief Financial Officer, Executive Member of Board of Directors, Vice President, Republic New York Corporation (1976-1999)	30	Finance Federal Corporation (FIF)

*Larry M. Robbins December 12, 1938(1)	Trustee, indefinite, 1987-present	Director, Center for Teaching and Learning, University of Pennsylvania	30	None

*Michael Seely June 7, 1945(1)	Trustee, indefinite, 1987-present	Private Investor; Consultant, President of Investor Access Corporation (shareholder value consulting firm) (1981-present).	30	None

Name, Address, and Date of Birth	Position(s) with the Trusts, Term of Office(2), and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee(3)	Other Directorships Held by Nominee

Interested Nominee

*Stephen J. Baker† June 23, 1956(1)	Trustee, indefinite, March 2004-present	Chief Executive Officer, HSBC Investments (USA) Inc. (formerly HSBC Asset Management (Americas) Inc.) (2003-present); Chief Executive Officer, HSBC Asset Management (Canada) Limited (1998-2003)	30	None

*	This nominee is currently a Trustee of the Trusts.
(1)	The business address for each Nominee is P.O. Box 182845, Columbus, Ohio 43218.
(2)	Each Trustee serves for an indefinite term.
(3)	“Fund Complex”comprises the 21 portfolios of the HSBC Investor Funds, 3 portfolios of the HSBC Advisor Funds Trust, and 6 portfolios of the HSBC Investor Portfolios.
†	Mr. Baker is considered an Interested Trustee (i.e., not Independent) because of his affiliation with HSBC Investments (USA) Inc.

Each Trust's Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) a Trust will hold a shareholders' meeting for the election of Trustees at such times as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders.

Executive Officers

Officers of the Trusts are appointed by the Boards of Trustees to oversee the day-to-day activities of each series of the Trusts. Information about the executive officers of the Trusts, including their principal occupations during the past five years, is set forth in the Exhibit A. Certain of these officers are also officers of HSBC Investments (USA) Inc. or are also officers and/or employees of BISYS Fund Services, Inc.

Share Ownership

As of the Record Date, each of the Nominees and executive officers of the Trusts beneficially owned individually and collectively as a group less than 1% of the outstanding shares of each class of each Fund of the Trusts, respectively.

      The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of each Fund of the Trusts solicited by this Proxy Statement and of all Funds in the Fund complex as of December 31, 2004. The information as to beneficial ownership is based on statements furnished by each Nominee.

Name of Nominee	Dollar Range of Equity Securities in the Funds Listed Below*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Nominee in Family of Investment Companies (“Fund Complex”)(1)

Richard A. Brealey	None	None
Frederick C. Chen	HSBC Investor Small Cap Equity Fund $50,001—$100,000 HSBC Investor Money Market Fund $1—$10,000 HSBC Investor International Equity Fund $50,001—$100,000	Over $100,000
Alan S. Parsow	None	None
Thomas F. Robards	None	None
Larry M. Robbins	HSBC Investor U.S. Government Money Market Fund $1—$10,000 HSBC Investor Value Fund $1—$10,000 HSBC Investor Growth Fund $1—$10,000	$10,001—$50,000
Michael Seely	None	None

Interested Nominee

Stephen J. Baker	None	None

*	Securities valued as of December 31, 2004.
(1)	“Fund Complex”comprises the 21 portfolios of the HSBC Investor Funds, the 3 portfolios of HSBC Advisor Funds Trust and the 6 portfolios of the HSBC Investor Portfolios.

It is expected that the Board of Trustees of each Trust, which are each currently composed of one Interested Trustee and four Independent Trustees, will meet at least quarterly at regularly scheduled meetings. During the recent fiscal year ended October 31, 2004, the Board met four times. Each incumbent Trustee attended 100% of the meetings of the Board held during the last fiscal year, including the meetings of the Board's standing Committees on which such Trustee was a member.

The Trusts do not hold annual meetings; and, therefore, the Board of Trustees of each Trust do not have a policy with regard to Trustee attendance at such meetings.

Compensation

Each Trust pays each Trustee who is not an “interested person”of the Trust (as defined in the 1940 Act) an annual retainer of $24,000 and a fee of $4,000 for each regular meeting of the Board of Trustees, a fee of $2,000 for each telephone meeting, a fee of $5,000 for each special meeting and a fee of $2,000 for each committee meeting, except that Mr. Robbins receives an annual retainer of $29,000 and a fee of $6,000 for each regular meeting attended and $2,000 for each committee meeting. Additionally, each Trust pays each Trustee who is not an “interested person”an annual retainer of $1,000 for each committee on which such trustee serves for committee members and $2,000 for committee chairs. For the fiscal year ended October 31, 2004, the Trusts paid the following compensation to the Trustees of the Trusts.

The Compensation Table below sets forth the total compensation paid to the Trustees from the Fund Complex.

Name of Person, Position	Aggregate Compensation From the Trusts	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex(1)

Frederick C. Chen, Trustee	49,000	None	None	49,000
Larry M. Robbins, Trustee	63,250	None	None	63,250
Alan S. Parsow, Trustee	46,500	None	None	46,500
Michael Seely, Trustee	51,500	None	None	51,500
Stephen J. Baker, Trustee	None	None	None	None

(1)	“Fund Complex”comprises the 21 portfolios of the HSBC Investor Funds, the 3 portfolios of HSBC Advisor Funds Trust and the 6 portfolios of the HSBC Investor Portfolios.

Standing Committees

The Boards of Trustees of the Trusts currently have three standing committees: audit committee, valuation committee, and nominating and corporate governance committee.

Audit Committee

The members of the Audit Committee are Frederick C. Chen, Alan S. Parsow, Larry M. Robbins and Michael Seely. The primary purpose of the Audit Committee is to oversee the accounting and financial reporting policies, practices and internal controls of the Trusts. The Audit Committee is currently chaired by Mr. Chen. The audit committee (i) recommends to the Board of Trustees the selection, retention and compensation of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the results of the annual audit with the independent auditors; (iv) reviews the annual financial statements of the Funds with management and the independent auditors; and (v) reviews the adequacy and effectiveness of internal controls and procedures with management and the independent auditors. The Audit Committee of each Trust held two meetings during the last fiscal year.

Valuation Committee

The Valuation Committee includes Alan S. Parsow, who as the representative of the independent Trustees of the Trusts chairs the Valuation Committee, and representatives from HSBC Investments (USA) Inc. and BISYS Fund Services. The purposes of the Valuation Committee is to oversee the implementation of each Fund's valuation procedures and to make fair value determinations on behalf of the Board of Trustees as specified in the Funds' valuation procedures. The Valuation Committee of each Trust held no meetings during the last fiscal year.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Frederick C. Chen, Alan S. Parsow, Larry M. Robbins and Michael Seely. The Nominating and Corporate Governance Committee is composed entirely of independent trustees and may be comprised of one or more such independent trustees. This committee is currently chaired by Mr. Seely. This committee (i) makes nominations for trustee membership on the Board; (ii) evaluates on a periodic basis the operations and effectiveness of the Board as a whole; (iii) periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board;

(iv) periodically reviews Board governance procedures and shall recommend any appropriate changes to the full Board; and (v) periodically reviews trustee compensation and shall recommend any appropriate changes to the Board as a group. The committee does not consider nominees recommended by shareholders. The Charter of the Nominating and Corporate Governance Committee is attached as Exhibit B. The Nominating and Corporate Governance Committee held two meetings during the last fiscal year.

When evaluating a person as a potential nominee to serve as an Independent Trustee, the Nominating and Corporate Governance Committee may consider, among other factors, (i) whether or not the person is “independent”and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Boards, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Boards; and (vi) consistency with the 1940 Act.

The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, and other sources that the Committee deems appropriate.

Shareholder Approval: Election of the Nominees for Trustees, with regard to each of the HSBC Investor Funds, HSBC Advisor Funds Trust and the HSBC Investor Portfolios, must be approved by a plurality of the votes cast in person or by proxy at the Special Meeting at which a quorum exists. A majority of the shares of each of the HSBC Investor Funds and the HSBC Advisor Funds Trust, and one-third (1⁄3) of the shares of the HSBC Investor Portfolios, outstanding on the Record Date, present in person or represented by proxy constitutes a quorum for the transaction of business with respect to the proposal. The votes of each Fund of a Trust will be counted together with respect to the election of the Nominees.

THE BOARDS OF TRUSTEES RECOMMEND A VOTE “FOR”THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES OF EACH TRUST.

GENERAL INFORMATION ABOUT THE FUNDS

Management and Other Service Providers

Set forth below is a description of the service providers of the Trusts.

Investment Adviser

HSBC Investments (USA) Inc. (formerly HSBC Asset Management (Americas) Inc.) (the “Adviser”), 452 Fifth Avenue, New York, New York 10018, is the investment adviser for the Funds. The Adviser is a wholly-owned subsidiary of HSBC Bank USA, National Association, a federally chartered bank, which is a wholly-owned subsidiary of HSBC, USA, Inc., a registered bank holding company, (collectively “HSBC”). HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. As of December 31, 2004, HSBC managed $8.1 billion in the HSBC Investor Family of Funds.

Set forth in Exhibit C is certain information with respect to the executive officers and directors of the Adviser.

Distributor

BISYS Fund Services Limited Partnership, located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the distributor of the Funds' shares.

Administrator

BISYS Fund Services Ohio, Inc. (“BISYS”) also serves as the Funds' administrator. Management and administrative services of BISYS include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend dispersing services.

Custodian

With respect to domestic assets, HSBC Bank USA, National Association, acts as the custodian of each Funds' assets. With respect to foreign assets, Investors Bank and Trust Company serves as custodian for the Advisor Funds Trusts.

Transfer Agency

BISYS acts as transfer agent for shares of the Funds.

Independent Auditors

The firm of KPMG LLP (“KPMG”) has been selected as independent auditors of the Funds for the current fiscal year. KPMG, in accordance with Independence Standards Board Standard No. 1 (“ISB No. 1”), has confirmed to the Audit Committee that they are independent auditors with respect to the Funds. Certain information concerning the fees and services provided by KPMG to the Funds and to HSBC Investments (USA) Inc. and its affiliates for the most recent fiscal year of the Funds is provided below. For purposes of the following information, HSBC Investments (USA) Inc., and any entity controlling, controlled by or under common control with HSBC Investments (USA) Inc. that provides ongoing services to the Funds, are referred to as “Service Affiliates.”

(1)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for each of the Trusts (the “Reporting Periods”) for professional services rendered by KPMG for the audit of the Trust's annual financial statements, or services that are normally provided by KPMG in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows.

HSBC Investor Funds

Fiscal Year Ended	Audit Fees

10/31/03	$155,086

10/31/04	$185,169

HSBC Advisor Funds Trust

Fiscal Year Ended	Audit Fees

10/31/03	$4,724

10/31/04	$6,365

HSBC Investor Portfolios

Fiscal Year Ended	Audit Fees

10/31/03	$5,640

10/31/04	$8,696

(2)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by KPMG to any Service Affiliates that were reasonably related to the performance of the annual audit of the Service Affiliates for the last two fiscal year ends were as follows.

HSBC Investor Funds

Fiscal Year Ended	Audit Fees

10/31/03	$44,899

10/31/04	$33,412

HSBC Advisor Funds Trust

Fiscal Year Ended	Audit Fees

10/31/03	$1,368

10/31/04	$1,149

HSBC Investor Portfolios

Fiscal Year Ended	Audit Fees

10/31/03	$1,633

10/31/04	$1,569

(3)	Tax Fees. The aggregate fees billed to each Trust in the Reporting Periods for professional services rendered by KPMG for tax compliance, tax advice and tax planning (“Tax Services”) for the last two fiscal year ends were as follows:

HSBC Investor Funds

Fiscal Year Ended	Tax Fees

10/31/03	$80,439

10/31/04	$99,983

HSBC Advisor Funds Trust

Fiscal Year Ended	Tax Fees

10/31/03	$2,450

10/31/04	$3,437

HSBC Investor Portfolios

Fiscal Year Ended	Tax Fees

10/31/03	$4,168

10/31/04	$4,695

These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. There were no fees billed in the Reporting Periods for Tax Services by KPMG to Service Affiliates.
(4)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by KPMG to the Funds, or services provided to Service Affiliates other than the services reported above.

The aggregate non-audit fees billed by KPMG for services rendered to each of the HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios and to the Service Affiliates for the last two calendar year ends were $137,150 and $0 in 2003 and $144,245 and $0 in 2004, respectively.

OTHER BUSINESS

The Boards do not intend to present any other business at the Special Meeting. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

The Trusts do not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the relevant Trust at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting.

Shareholders who wish to communicate with the Boards should send communications to the attention of the Secretary of the relevant Trust, 3435 Stelzer Road, Columbus, Ohio 43219-3035, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Boards to be used at the Special Meeting. This Proxy Statement, along with a Notice of the Special Meeting and Proxy Card, is first being mailed to shareholders of the Trusts on or about February 7, 2005. Only shareholders of record as of the close of business on the Record Date, January 21, 2005, will be entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the proposal. A proxy may be revoked at any time before or at the Special Meeting by written notice to the Secretary of the relevant Trust at the address on the cover of the Proxy Statement or by attending and voting at the Special Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR the election of the seven (7) Nominees as Trustees.

Quorum & Voting Requirement

A majority of the shares of each of the HSBC Investor Funds and the HSBC Advisor Funds Trust and one-third (1⁄3) of the shares of the HSBC Investor Portfolios outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to the proposal to elect the Nominees for that Trust. The Nominees for election as Trustees at the Special Meeting will be elected by a plurality of the shares of the Funds of each of the HSBC Investor Funds, HSBC Advisor Funds Trust, and HSBC Investor Portfolios voted at the Special Meeting for the election of the Trustees. If all of the Nominees for election as Trustees are not elected, the Trustees will consider what other actions to take in the best interest of the Funds.

Voting Requirements in a Master/Feeder Fund Structure

Certain of the Funds of HSBC Investor Funds1 and all of the Funds of the HSBC Advisor Funds Trust2 invest their assets in a Fund of the HSBC Investor Portfolios. This two-tier fund structure is commonly referred to as a “master/feeder”structure because one fund (the “Feeder Fund”) is investing all of its assets in a second fund (the “Master Fund”).

Shareholders who own shares in a Fund that is a Feeder Fund will be deemed to have voted for the election of Trustees of the Trust for which such Feeder Fund is a series (e.g., the HSBC Investor Bond Fund is a series of HSBC Investor Funds) as well as for the election of Trustees of the HSBC Investor Portfolios in which the Feeder Fund invests. With respect to the election of Trustees of HSBC Investor Portfolios, each Feeder Fund will cast all of its votes at the Special Meeting of HSBC Investor Portfolios in the same proportion as the votes of the Feeder Fund's shareholders, even if all the Feeder Fund's shareholders did not vote. HSBC Investor Portfolios, however, has more than one Feeder Fund investor and accordingly, it is possible that the shareholders of a single Feeder Fund may vote differently than the other investors in HSBC Investor Portfolios. In such event, although the Trustees of the Feeder Fund may determine to withdraw a Feeder Fund's investment in its corresponding Portfolio, the Trustees currently anticipate that they will continue to invest in the corresponding Portfolio.

ADJOURNMENTS

In the event that sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares of each Trust present in person or

[1]	The HSBC Investor Limited Maturity Fund invests in the HSBC Investor Limited Maturity Portfolio, the HSBC Investor Bond Fund invests in the HSBC Investor Fixed Income Portfolio, the HSBC Investor Growth Fund invests in the HSBC Investor Growth Portfolio, the HSBC Investor Overseas Equity Fund invests in the HSBC Investor International Equity Portfolio, the HSBC Investor Opportunity Fund invests in the HSBC Investor Small Cap Equity Portfolio, and the HSBC Investor Value Fund invests in the HSBC Investor Value Portfolio.
[2]	The HSBC Investor Fixed Income Fund invests in the HSBC Investor Fixed Income Portfolio, the HSBC Investor International Equity Fund invests in the HSBC Investor International Equity Portfolio, and the HSBC Investor Small Cap Equity Fund invests in the HSBC Investor Small Cap Equity Portfolio.

by proxy and entitled to vote at the Special Meeting. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders of each of the Funds.

EFFECT OF ABSTENTIONS

For purposes of determining the presence of a quorum for transacting business at the Special Meeting, executed proxies marked as abstentions will be treated as shares that are present for quorum purposes but which have not been voted. As a result, such abstentions will have the effect of a vote against the proposal.

PROXY SOLICITATION

Proxies are solicited by mail. Additional solicitations may be made by telephone, fax, or personal contact by officers or employees of the Adviser and its affiliates. The cost of solicitation will be borne by the Trusts.

SHARE INFORMATION

For each class of each Fund's shares entitled to vote at the Special Meeting, the number of shares outstanding as of the Record Date is as follows:

NAME OF FUND	NUMBER OF SHARES OUTSTANDING AND ENTITLED TO VOTE PER CLASS

HSBC Investor Funds

HSBC Investor Limited Maturity Fund	Class A	143,227.682
	Class B	612,127.743
	Class C	63,981.317
	Class Y	3,040,993.978

HSBC Investor Bond Fund	Class A	1,785,654.838
	Class B	660,833.334
	Class C	38,638.151

HSBC Investor New York Tax-Free Bond Fund	Class A	3,050,584.763
	Class B	1,520,400.979
	Class C	185,004.146
	Class Y	1,673,684.181

HSBC Investor Growth Fund	Class A	1,562,196.304
	Class B	115,050.905
	Class C	25,069.341
	Class Y	1,565,914.724

HSBC Investor Growth & Income Fund	Class A	166,312.068
	Class B	450,900.319
	Class C	4,756.005
	Class Y	21,741,911.7

HSBC Investor Mid-Cap Fund	Class A	219,194.957
	Class B	846,447.948
	Class C	11,381.57
	Class Y	12,813,489.91

HSBC Investor Overseas Equity Fund	Class A	1,436,867.013
	Class B	164,977.035
	Class C	10,249.59

HSBC Investor Opportunity Fund	Class A	1,973,450.293
	Class B	443,1613.16
	Class C	26,580.915

HSBC Investor Value Fund	Class A	1,664,978.225
	Class B	148,941.534
	Class C	30,719.477
	Class Y	1,880,584.009

NAME OF FUND	NUMBER OF SHARES OUTSTANDING AND ENTITLED TO VOTE PER CLASS

HSBC Investor Money Market Fund	Class A	261,761,937.2
	Class B	167,814.49
	Class C	189,943,692.4
	Class D	953,110,038.8
	Class I	2,439,107,819.0
	Class Y	533,636,660.4

HSBC Investor U.S. Government Money Market Fund	Class A	982,112,059.6
	Class B	17,011.74
	Class C	0
	Class D	488,274,536.5
	Class I	0
	Class Y	417,209,010.8

HSBC Investor Tax-Free Money Market Fund	Class A	0
	Class B	0
	Class C	0
	Class D	2,572,160.46
	Class I	0
	Class Y	22,263,671.74

HSBC Investor New York Tax-Free Money Market Fund	Class A	214,500,083.1
	Class B	640,654.03
	Class C	0
	Class D	152,973,100.4
	Class Y	148,155,089.9

HSBC Investor U.S. Treasury Money Market Fund	Class A	89,882,348.98
	Class B	38,240.26
	Class C	10
	Class D	250,831,709.1
	Class I	0
	Class Y	128,407,127.7

HSBC Investor California Tax-Free Money Market Fund	Class A	0
	Class B	0
	Class C	0
	Class D	170,420,990.2
	Class Y	13,883,169

HSBC Advisor Funds Trust

HSBC Investor Fixed Income Fund	Class Y	10,250,380.31

HSBC Investor International Equity Fund	Class Y	10,161,216.62

HSBC Investor Small Cap Equity Fund	Class Y	16,303,598.13

FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of each of the Funds as of the Record Date, please refer to Exhibit D.

Exhibit A

Current Executive Officers of the Trusts

Name, Address, and Date of Birth	Position(s) Held with Trusts	Principal Occupation(s) During Past 5 Years

Richard A. Fabietti 452 Fifth Avenue 18th Floor New York, New York 10018 Date of Birth: October 8, 1958	President since March 2004	Senior Vice President, HSBC Investments (USA) Inc. (formerly HSBC Asset Management (Americas) Inc.) (1998–present)
Mark L. Suter 90 Park Avenue 10th Floor New York, New York 10018 Date of Birth: August 25, 1961	Senior Vice President since 2000	Employee of BISYS Fund Services, Inc. (1/00–present); Vice President of Client Services, Seligman Data (6/97-12/99); Vice President, Capitalink. (2/96–5/97).
Salvatore Iocolano 452 Fifth Avenue 18th Floor New York, New York 10018 Date of Birth: August 6, 1962	Vice President since 2002	Senior Compliance Officer, HSBC Investments (USA) Inc. (formerly HSBC Asset Management (Americas) Inc.) (2001–present); Direct of Compliance, KPMG Investment Advisors (8/99–3/01); Director of Compliance, Oppenheimer Capital (3/98–8/99); U.S. Securities and Exchange Commission (3/95–3/98).
Troy Sheets 3435 Stelzer Road Columbus, Ohio 43219 Date of Birth: May 29, 1971	Treasurer since December 2004	Employee of BISYS Fund Services, Inc. (4/02–present); Senior Manager, KPMG LLP–Ohio Investment Management and Funds.
Alaina Metz 3435 Stelzer Road Columbus, Ohio 43219 Date of Birth: April 4, 1967	Assistant Secretary since 1996	Employee of BISYS Fund Services, Inc. (6/95–present).
Frederick J. Schmidt 90 Park Ave. 10th Floor New York, New York 10018 Date of Birth: July 10, 1959	Chief Compliance Officer since 2004	Senior Vice President and Chief Compliance Officer, CCO Services of BISYS Fund Services since 2004; President, FJS Associates (2002-2004); Vice President, Credit Agricole Asset Management, U.S. (1987-2002).

A-1

Exhibit B

HSBC Investor Funds
HSBC Advisor Funds Trust
HSBC Investor Portfolios
(collectively, the “Trusts”)

Nominating and Corporate Governance Committee Procedures

I. Nominating Committee Membership

The Nominating and Corporate Governance Committee (the “Committee”) shall be composed entirely of independent trustees and may be comprised of one or more such independent trustees. The investment adviser of the Trusts may suggest independent trustee candidates for the Board of Trustees (“Board”) if the independent trustees invite such suggestions, and may provide administrative assistance in the selection and nomination process. In addition, the other trustees and officers of the Trusts may recommend and recruit candidates to the Board who would be considered “interested persons”(as defined below) of the Trusts.

II. Board Nominations and Functions

A. The Committee shall make nominations for trustee membership on the Board and shall make nominations of individuals to serve as officers of the Trusts. The Committee shall evaluate candidates' qualifications for Board membership, and, with respect to nominees for independent trustee membership, their independence from the Trusts' investment advisers and other principal service providers. Persons selected as independent trustees must not be “interested persons”of the Trusts as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial, or family relationships with the investment adviser). In determining a nominee's qualifications for Board membership or as an officer of the Trusts, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board or an officer of the Trusts.

B-1

B. The Committee shall evaluate on a periodic basis the operations and effectiveness of the Board as a whole. The Committee may seek the views of other trustees to assist them in this evaluation.

C. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

D. The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board.

E. The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Board as a group.

III. Committee Nominations and Functions

A. The Committee shall make nominations for membership on all committees and shall review board committee assignments as necessary.

B. The Committee shall review as necessary the responsibilities of any committee of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

IV. Other Powers and Responsibilities

A. The Committee is empowered to hold special meetings as circumstances require.

B. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize counsel and to retain experts at the expense of the Trusts.

C. The Committee is empowered to appoint officers of the Trusts to serve until the next regular meeting of the Board after such action.

D. The Committee shall review these Procedures as deemed appropriate and recommend any changes to the full Board.

B-2

Exhibit C

Executive Officers and Directors of HSBC Investments (USA) Inc.
(formerly HSBC Asset Management (Americas) Inc.)

Name and Address*	Principal Occupation

Edward J. Merkle	Managing Director, U.S. Fixed Income, HSBC Investments (USA) Inc.
Joseph A. DeMarco	Managing Director / Head of Equity Trading, HSBC Investments (USA) Inc.
Gregory H. Webster	Chief Executive Officer, HSBC Securities (USA) Inc.
Manuel L. Diaz	President & Manager, HSBC Private Bank International
Stephen J. Baker	Chief Executive Officer, HSBC Investments (USA) Inc.
Salvatore J. Iocolano	Chief Compliance Officer, HSBC Investments (USA) Inc.
Alain Dromer	Chief Executive Officer, HSBC Asset Management (Europe) Ltd.
Robert G. Aquilina	Chief Executive Officer, HSBC Private Bank Americas
Richard A. Fabietti	Head of Mutual Funds, HSBC Investments (USA) Inc.
Brendan McDonagh	Senior Executive Vice President, Retail & Commercial Banking, HSBC Bank USA, N.A.
Kevin Newman	Head of Personal Financial Services, HSBC Bank USA, N.A.

*	The address for Messrs. Merkle, DeMarco, Webster, Baker, Iocolano, Aquilina, Fabietti and Newman is 452 Fifth Avenue, New York, NY 10018. The address for Mr. Diaz is One Biscayne Tower, Miami, FL 33131; for Mr. Dromer is Level 21, 8 Canada Square, London E14 5HQ; and for Mr. McDonagh is One HSBC Center, Buffalo, NY 14203.

C-1

Exhibit D

Principal Shareholders of the Funds

Principal Holders of Securities. As of the Record Date the following person(s) owned of record, or were known by the Funds to own beneficially, 5% or more of any class of the Funds' shares.

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)	Type of Ownership

HSBC INVESTOR LIMITED MATURITY FUND—CLASS A	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	99.99%	Record

HSBC INVESTOR LIMITED MATURITY FUND—CLASS B	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	99.59%	Record

HSBC INVESTOR LIMITED MATURITY FUND—CLASS C	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	100.00%	Record

HSBC INVESTOR LIMITED MATURITY FUND—CLASS Y	VANGUARD FIDUCIARY TRUST COMPANY HSBC INVESTOR FUNDS 400 DEVON PARK DRIVE WAYNE PA 19087	39.41%	Record

	HSBC BANK USA HSBC BANK USA PLAN P O BOX 1329 BUFFALO NY 14240-1329	33.39%	Record

	C O HSBC BANK USA PO BOX 1329 BUFFALO NY 14240-1329	24.90%	Record

HSBC INVESTOR BOND FUND—CLASS A	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	88.78%	Record

	HSBC BANK USA TTEE PO BOX 1329 BUFFALO NY 14240-1329	10.90%	Record

HSBC INVESTOR BOND FUND—CLASS B	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	99.73%	Record

HSBC INVESTOR BOND FUND—CLASS C	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	100.00%	Record

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND—CLASS A	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	98.34%	Record

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND—CLASS B	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	99.05%	Record

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND—CLASS C	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	100.00%	Record

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)	Type of Ownership

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND—CLASS Y	HSBC BANK USA ONE HSBC CENTER 17TH FL BUFFALO NY 14240	57.71%	Record

	HSBC BANK USA ONE HSBC CENTER 17TH FLOOR BUFFALO NY 14203	33.26%	Record

	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	8.00%	Record

HSBC INVESTOR GROWTH FUND—CLASS A	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	96.16%	Record

HSBC INVESTOR GROWTH FUND—CLASS B	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	99.58%	Record

HSBC INVESTOR GROWTH FUND—CLASS C	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	100.00%	Record

HSBC INVESTOR GROWTH FUND—CLASS Y	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	38.92%	Record

	VANGUARD FIDUCIARY TRUST COMPANY HSBC INVESTOR FUNDS 400 DEVON PARK DRIVE WAYNE PA 19087	28.42%	Record

	KINCO AND CO ONE HANSON PLACE LOWER LEVEL BROOKLYN NY 11243	18.21%	Record

	HSBC BANK USA HSBC BANK USA PLAN P O BOX 1329 BUFFALO NY 14240-1329	14.45%	Record

HSBC INVESTOR GROWTH & INCOME FUND—CLASS A	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	71.23%	Record

	HSBC BANK USA TTEE PO BOX 1329 BUFFALO NY 14240-1329	15.39%	Record

	KINCO CO PO BOX 1329 BUFFALO NY 14240-1329	13.38%	Record

HSBC INVESTOR GROWTH & INCOME-FUND—CLASS B	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	99.95%	Record

HSBC INVESTOR GROWTH & INCOME FUND—CLASS C	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	98.61%	Record

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)	Type of Ownership

HSBC INVESTOR GROWTH & INCOME FUND—CLASS Y	HSBC BANK USA HSBC BANK USA PLAN P O BOX 1329 BUFFALO NY 14240-1329	76.89%	Record

	VANGUARD FIDUCIARY TRUST COMPANY HSBC INVESTOR FUNDS 400 DEVON PARK DRIVE WAYNE PA 19087	22.90%	Record

HSBC INVESTOR MID-CAP FUND—CLASS A	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	83.78%	Record

	HSBC BANK USA PO BOX 1329 BUFFALO NY 14240-1329	16.17%	Record

HSBC INVESTOR MID-CAP FUND—CLASS B	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	99.77%	Record

HSBC INVESTOR MID-CAP FUND—CLASS C	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	99.99%	Record

HSBC INVESTOR MID-CAP FUND—TRUST CLASS	HSBC BANK USA HSBC BANK USA PLAN P O BOX 1329 BUFFALO NY 14240-1329	80.47%	Record

	C O HSBC BANK USA PO BOX 1329 BUFFALO NY 14240-1329	12.71%	Record

	VANGUARD FIDUCIARY TRUST COMPANY HSBC INVESTOR FUNDS 400 DEVON PARK DRIVE WAYNE PA 19087	6.75%	Record

HSBC INVESTOR OVERSEAS EQUITY FUND—CLASS A	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	96.11%	Record

HSBC INVESTOR OVERSEAS EQUITY FUND—CLASS B	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	99.84%	Record

HSBC INVESTOR OVERSEAS EQUITY FUND—CLASS C	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	100.00%	Record

HSBC INVESTOR OPPORTUNITY FUND— CLASS A	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	82.91%	Record

	STRAFE & CO FAO EVELYN MENDELSSOHN TR FOR HM BAHL PO BOX 160 WESTERVILLE OH 43086-0160	12.68%	Record

HSBC INVESTOR OPPORTUNITY FUND— CLASS B	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	99.47%	Record

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)	Type of Ownership

HSBC INVESTOR OPPORTUNITY FUND— CLASS C	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	99.54%	Record

HSBC INVESTOR VALUE FUND—CLASS A	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	95.44%	Record

HSBC INVESTOR VALUE FUND—CLASS B	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	99.59%	Record

HSBC INVESTOR VALUE FUND—CLASS C	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	100.00%	Record

HSBC INVESTOR VALUE FUND—CLASS Y	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	34.92%	Record

	VANGUARD FIDUCIARY TRUST COMPANY HSBC INVESTOR FUNDS 400 DEVON PARK DRIVE WAYNE PA 19087	31.96%	Record

	KINCO AND CO ONE HANSON PLACE LOWER LEVEL BROOKLYN NY 11243	19.58%	Record

	HSBC BANK USA HSBC BANK USA PLAN P O BOX 1329 BUFFALO NY 14240-1329	13.54%	Record

HSBC INVESTOR MONEY MARKET FUND—CLASS I	HSBC BANK USA ONE HSBC CENTER 17TH FL BUFFALO NY 14240	26.30%	Record

	CHICAGO MERCANTILE EXCHANGE INC 30 S WACKER DR 8 NORTH TREASURY CHICAGO IL 60606	10.09	Record

	HSBC BROKERAGE USA INC 452 FIFTH AVE NEW YORK NY 10018	9.75%	Record

	THE INTERPUBLIC GROUP OF COMPANIES C/O ROBERT P WILLIAMS 1270 6TH AVE OF THE AMERICAS NEW YORK NY 10020	8.52%	Record

	ELECTRONIC DATA SYSTEMS CORPORATION 5400 LEGACY DR ATTN DAVID L O'BRIEN ASSISTANT TREASURER PLANO TX 75024	8.20%	Record

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)	Type of Ownership

	WPP GROUP US FINANCE CORP 125 PARK AVE NEW YORK NY 10017	6.81%	Record

HSBC INVESTOR MONEY MARKET FUND—CLASS Y	HSBC BANK USA HSBC BANK USA PLAN P O BOX 1329 BUFFALO NY 14240-1329	64.38%	Record

	VANGUARD FIDUCIARY TRUST COMPANY HSBC INVESTOR FUNDS 400 DEVON PARK DRIVE WAYNE PA 19087	26.42%	Record

	KINCO AND CO PO BOX 1329 C/O HSBC BANK USA BUFFALO NY 14240	6.44%	Record

HSBC INVESTOR MONEY MARKET FUND—CLASS A	HSBC BANK USA ONE HSBC CENTER 17TH FL BUFFALO NY 14240	61.14%	Record

	HSBC BROKERAGE USA INC 452 FIFTH AVE NEW YORK NY 10018	35.89%	Record

HSBC INVESTOR MONEY MARKET FUND—CLASS B	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	100.00%	Record

HSBC INVESTOR MONEY MARKET FUND—CLASS C	HSBC BANK USA 452 5TH AVE ATTN DAVID MORRERO NEW YORK NY 10018	99.97%	Record

HSBC INVESTOR MONEY MARKET FUND—CLASS D	HSBC BANK USA TTEE PO BOX 1329 BUFFALO NY 14240-1329	69.46%	Record

	HSBC BROKERAGE USA INC 452 FIFTH AVE NEW YORK NY 10018	23.87%	Record

HSBC INVESTOR US GOVERNMENT MONEY MARKET FUND—CLASS A	HSBC BANK USA 452 5TH AVE ATTN DAVID MARRERO NEW YORK NY 10018	91.67%	Record

	HSBC BROKERAGE USA INC 452 FIFTH AVE NEW YORK NY 10018	6.58%	Record

HSBC INVESTOR US GOVERNMENT MONEY MARKET FUND—CLASS B	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	100.00%	Record

HSBC INVESTOR US GOVERNMENT MONEY MARKET FUND—CLASS D	HSBC BANK USA TTEE PO BOX 1329 BUFFALO NY 14240-1329	92.45%	Record

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)	Type of Ownership

HSBC INVESTOR US GOVERNMENT MONEY MARKET FUND—CLASS Y	HSBC BANK USA ONE HSBC CENTER 17TH FL BUFFALO NY 14240	92.27%	Record

	KINCO & COMPANY PO BOX 1329 BUFFALO NY 14240	6.65%	Record

HSBC INVESTOR NEW YORK TAX FREE MONEY MARKET FUND—CLASS A	HSBC BANK USA ONE HSBC CENTER 17TH FL BUFFALO NY 14240	53.54%	Record

	HSBC BROKERAGE USA INC 452 FIFTH AVE NEW YORK NY 10018	46.42%	Record

HSBC INVESTOR NEW YORK TAX FREE MONEY MARKET FUND—CLASS B	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	100.00%	Record

HSBC INVESTOR NEW YORK TAX FREE MONEY MARKET FUND—CLASS D	HSBC BANK USA 452 5TH AVE ATTN DAVID MARRERO NEW YORK NY 10018	54.58%	Record

	HSBC BROKERAGE USA INC 452 FIFTH AVE NEW YORK NY 10018	38.29%	Record

	KINCO AND CO PO BOX 1329 C/O HSBC BANK USA BUFFALO NY 14240	7.05%	Record

HSBC INVESTOR NEW YORK TAX FREE MONEY MARKET FUND—CLASS Y	HSBC BANK USA ONE HSBC CENTER 17TH FL BUFFALO NY 14240	59.57%	Record

	KINCO & COMPANY PO BOX 1329 BUFFALO NY 14240	31.17%	Record

	HSBC BROKERAGE USA INC 452 FIFTH AVE NEW YORK NY 10018	9.27%	Record

HSBC INVESTOR TAX-FREE MONEY MARKET FUND— CLASS D	KINCO AND CO PO BOX 1329 C/O HSBC BANK USA BUFFALO NY 14240	91.68%	Record

	HSBC BANK USA 452 5TH AVE ATTN DAVID MARRERO NEW YORK NY 10018	8.32%	Record

HSBC INVESTOR TAX-FREE MONEY MARKET FUND— CLASS Y	KINCO AND CO PO BOX 1329 C/O HSBC BANK USA BUFFALO NY 14240	99.99%	Record

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)	Type of Ownership

HSBC INVESTOR US TREASURY MONEY MARKET FUND—CLASS A	HSBC BANK USA 452 5TH AVE ATTN DAVID MARRERO NEW YORK NY 10018	99.34%	Record

HSBC INVESTOR US TREASURY MONEY MARKET FUND—CLASS B	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	99.97%	Record

HSBC INVESTOR US TREASURY MONEY MARKET FUND—CLASS C	BISYS FUND SERVICES OHIO INC 3435 STELZER RD ATTN RAY RICE COLUMBUS OH 43219	100.00%	Record

HSBC INVESTOR US TREASURY MONEY MARKET FUND—CLASS D	KINCO AND CO PO BOX 1329 C/O HSBC BANK USA BUFFALO NY 14240	64.25%	Record

	HSBC BANK USA ONE HSBC CENTER 17TH FL BUFFALO NY 14240	34.62%	Record

HSBC INVESTOR US TREASURY MONEY MARKET FUND—CLASS Y	HSBC BANK USA TTEE P O BOX 1329 BUFFALO NY 14240-1329	90.81%	Record

	HSBC BROKERAGE USA INC 452 FIFTH AVE NEW YORK NY 10018	9.19%	Record

HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND— CLASS D	HSBC BANK USA 452 5TH AVE ATTN DAVID MORRERO NEW YORK NY 10018	100.00%	Record

HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND— CLASS Y	KINCO AND CO PO BOX 1329 C/O HSBC BANK USA BUFFALO NY 14240	82.57%	Record

	HSBC BANK USA 452 5TH AVE ATTN KEVIN L PARKER NEW YORK NY 10018	17.43%	Record

HSBC INVESTOR FIXED INCOME FUND—CLASS Y	HSBC BANK USA HSBC BANK USA PLAN P O BOX 1329 BUFFALO NY 14240-1329	38.68%	Record

	VANGUARD FIDUCIARY TRUST COMPANY HSBC INVESTOR FUNDS 400 DEVON PARK DRIVE WAYNE PA 19087	36.52%	Record

	KINCO AND CO ONE HANSON PLACE LOWER LEVEL BROOKLYN NY 11243	13.53%	Record

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)	Type of Ownership

	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	11.14%	Record

HSBC INVESTOR INTERNATIONAL EQUITY FUND—CLASS Y	HSBC BANK USA HSBC BANK USA PLAN P O BOX 1329 BUFFALO NY 14240-1329	40.86%	Record

	C O HSBC BANK USA ONE HANSON PLACE BROOKLYN NY 11243	34.05%	Record

	VANGUARD FIDUCIARY TRUST COMPANY HSBC INVESTOR FUNDS 400 DEVON PARK DRIVE WAYNE PA 19087	19.28%	Record

	HSBC SECURITIES USA INC 452 FIFTH AVENUE NY NY 10018	5.04%	Record

HSBC INVESTOR SMALL CAP EQUITY—CLASS Y	C O HSBC BANK USA ONE HANSON PLACE BROOKLYN NY 11243	45.98%	Record

	HSBC BANK USA HSBC BANK USA PLAN P O BOX 1329 BUFFALO NY 14240-1329	33.35%	Record

	VANGUARD FIDUCIARY TRUST COMPANY HSBC INVESTOR FUNDS 400 DEVON PARK DRIVE WAYNE PA 19087	9.61%	Record

Appendix I

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
PLEASE SIGN, DATE AND RETURN YOUR
PROXY CARD TODAY

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE, or the INTERNET.

It saves Money! Telephone, facsimile and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: https://vote.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone, or Internet.

Please detach at perforation before mailing.

PROXY	HSBC INVESTOR FUNDS HSBC ADVISOR FUNDS TRUST HSBC INVESTOR PORTFOLIOS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 4, 2005	PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of each of the above-listed Trusts for use at a joint Special Meeting of the Shareholders (the “Special Meeting”) of each of the Funds to be held on March 4, 2005 at 10:00 a.m., Eastern time, at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110.

The undersigned, revoking previous proxies, hereby appoints Marc Schuman and Michael Lawlor, and either or both of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments thereof, all interests in the Fund that are held of record by the undersigned on the record date of the Special Meeting, upon the following matters and upon any other matter which may properly come before the Special Meeting, in their discretion.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature(s)

Signature(s)

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
PLEASE SIGN, DATE AND RETURN YOUR
PROXY CARD TODAY

Limited Maturity Fund	Bond Fund	New York Tax-Free Fund
Growth Fund	Investor Growth & Income Fund	Mid-Cap Fund
Overseas Equity Fund	Opportunity Fund	Value Fund
Money Market Fund	US Gov’t Money Market Fund	Tax-Free Money Market Fund
New York Tax-Free Money Market Fund	US Treasury Money Market Fund	California Tax-Free Money Market Fund
Fixed Income Fund	International Equity Fund	Small Cap Equity Fund
Limited Maturity Portfolio	Fixed Income Portfolio	Growth Portfolio
International Equity Portfolio	Small Cap Equity Portfolio	Value Portfolio

Please detach at perforation before mailing.

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1. The election of the following seven (7) Trustees as Trustees for each of the HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	☐	☐	☐

01	Richard A. Brealey	02	Frederick C. Chen	03	Alan S. Parsow
04	Thomas F. Robards	05	Larry M. Robbins	06	Michael Seely
07	Stephen J. Baker

*INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark the “For All Except” box and write the nominee’s number(s) on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment thereof.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.